UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 30, 2013

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6600 North Military Trail, Boca Raton, FL	33496
(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

During the first quarter of 2013, Office Depot, Inc. (the “Company”) modified its measure of business segment operating income for management reporting purposes to allocate to the North American Retail Division, North American Business Solutions Division and International Division (the “Divisions”) additional General and administrative and other expenses, as well as to allocate to the Divisions additional assets, capital expenditures and related depreciation expense. No changes have been made to the composition of these reportable segments. Additionally, the Company changed its accounting principle of presenting shipping and handling expenses in Operating and selling expenses to a preferable accounting principle of presenting such expenses in Costs of goods sold and occupancy costs. The Company considers this presentation preferable because it includes costs associated with revenues in the calculation of gross profit and provides better comparability to industry peers. Prior period results have been reclassified to conform to the current period presentation for both the change in accounting principle and the change in measurement of Division operating income (loss).

The Company is filing this Current Report on Form 8-K to update its Annual Report on Form 10-K for the fiscal year ended December 29, 2012 filed with the Securities and Exchange Commission (the “SEC”) on February 20, 2013 (the “2012 Form 10-K”), to reflect the modified Division operating income (loss) solely to the extent this information is impacted by the revised business segment expense allocation and present the revised Consolidated Statement of Operations resulting from the change in presentation of shipping and handling expenses. Neither the change in accounting principle, nor the change in Division operating income (loss) impacted Consolidated Operating income (loss), Net earnings (loss), or Earnings (loss) per share for the respective periods.

The following Notes to the Consolidated Financial Statements, in Item 15 (a) 1, Part IV of the 2012 Form 10-K have been retrospectively adjusted from the previous presentation:

•	Note A: Summary of Significant Accounting Policies

•	Note B: Severance and Facility Closure Costs

•	Note O: Segment Information

•	Note R: Quarterly Financial Data (Unaudited)

Similarly, “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” has been retrospectively adjusted to conform to the current presentation. Except as specifically noted in the filing, this Current Report on Form 8-K does not reflect events or developments that occurred after February 20, 2013, and does not modify or update the disclosures in any significant way other than as described above and set forth in the exhibits hereto. Without limiting the foregoing, this filing does not purport to update or amend the information contained in 2012 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in the Company’s Form 10-Q for the three months ended March 30, 2013 and other filings with the SEC. The information in this Current Report on Form 8-K should be read in conjunction with the 2012 Form 10-K filed by the Company with the SEC on February 20, 2013, subsequently amended as to Part III on April 26, 2013. Revisions to the 2012 Form 10-K included in this Current Report on Form 8-K as noted above supersede the corresponding portions of the 2012 Form 10-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Revised Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from the 2012 Form 10-K

99.2	Revised consolidated financial statements and notes to the consolidated financial statements included in Part IV, Item 15. (a) 1. Exhibits and Financial Statement Schedules, from the 2012 Form 10-K

(101.INS)	XBRL Instance Document

(101.SCH)	XBRL Taxonomy Extension Schema Document

(101.CAL)	XBRL Taxonomy Extension Calculation Linkbase Document

(101.DEF)	XBRL Taxonomy Extension Definition Linkbase Document

(101.LAB)	XBRL Taxonomy Extension Label Linkbase Document

(101.PRE)	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE DEPOT, INC.

Date: April 30, 2013	By:	/s/ Elisa D. Garcia C.
Elisa D. Garcia C.
Executive Vice President, General Counsel and Secretary

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